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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 7, 2000, included in Form 10-K of Radiologix, Inc. and subsidiaries for each of the three years in the period ended December 31, 1999, and to all references to our firm included in this registration statement.

                                          /s/ ARTHUR ANDERSEN LLP

Dallas, Texas

September 14, 2000